July 30, 2014
Supplemental Financial Information Presentation
Q2 2014
Information is as of June 30, 2014 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Legal Disclaimer
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,”
“expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our operating results; our ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.
Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as
included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and other periodic reports filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us.
Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.
Apollo makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.
Past performance is not indicative nor a guarantee of future returns.
Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling.  No such index is indicative of the future results of any investment by ARI.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Apollo Commercial Real Estate Finance, Inc.
2014 Second Quarter Earnings Call
July 30, 2014
Stuart Rothstein
Chief Executive Officer and President
Scott Weiner
Chief Investment Officer of the Manager
Megan Gaul
Chief Financial Officer, Treasurer and Secretary
Hilary Ginsberg
Investor Relations Manager

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Financial Summary
(1)
($ amounts in thousands, except per share data)
Income Statement June 30, 2014 June 30, 2013 % Change June 30, 2014 June 30, 2013 % Change
29,000 $       18,188 $            59.4% 50,160 $       36,324 $        38.1%
(5,216) $       (955) $                446.2% (6,973) $       (2,024) $         244.5%
Net interest income 23,784 $       17,233 $            38.0% 43,187 $       34,300 $        25.9%
Operating earnings 18,045 $       11,721 $            54.0% 32,036 $       23,682 $        35.3%
0.42 $          0.31 $                 35.5% 0.80 $          0.70 $            14.3%
43,099,354 37,373,885 15.3% 40,236,109 33,946,329 18.5%
Balance sheet June 30, 2014 December 31, 2013 % Change
1,342,579 $   848,761 $           58.2%
926,482 $     676,855 $           36.9%
Common stockholders equity 763,748 $     596,706 $           28.0%
86,250 $       86,250 $            -
446,224 $     202,033 $           120.9%
Convertible senior notes 139,362 $     - $                  100.0%
0.9x 0.4x
3.4x 5.3x
Three Months Ended Six Months Ended
Interest income
Interest expense
Operating earnings per share
(1)
Diluted weighted average shares of common
stock outstanding
Investments at amortized cost
(2)
Net equity in investments at cost
Preferred stockholders equity
Debt to common equity
Outstanding repurchase agreement borrowings
Fixed charge coverage
(3)
(2)
(3)
Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based  compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding)  (ii) any unrealized gains or losses or other non-cash items included in net income and (iii) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP. Please see slide 23 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
Subordinate loans are net of a participation sold during June 2014.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At June 30, 2014, ARI had one such participation sold with a carrying amount of $89,182.
Fixed charge coverage is EBITDA divided by interest expense plus the preferred stock dividends.

APOLLO

$2,132
$3,304
$5,047
$7,086
$8,796
$8,526
$11,963
$11,721
$13,991
$18,045

$0.20
$0.31
$0.29
$0.40
$0.42
$0.41
$0.39
$0.31
$0.37
$0.42

$3,902
$5,056
$7,599
$9,683
$11,187
$11,951
$17,067
$17,233
$19,403
$23,784

$0.35
$0.35
$0.40
$0.40
$0.40
$0.40
$0.40
$0.40
$0.40
$0.40

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Operating Earnings ($000s)
(1)
Net Interest Income ($000s)
Dividends per Common Share
Operating Earnings per Share
(1)
ARI – Historical Financial Overview
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
Six Months Ended
June 30, 2010
Six Months Ended
June 30, 2011
Six Months Ended
June 30, 2012
Six Months Ended
June 30, 2013
Six Months Ended
June 30, 2014
$0
$8,000
$16,000
$24,000
$32,000
$40,000
$48,000
Six Months Ended
June 30, 2010
Six Months Ended
June 30, 2011
Six Months Ended
June 30, 2012
Six Months Ended
June 30, 2013
Six Months Ended
June 30, 2014
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
Six Months Ended
June 30, 2010
Six Months Ended
June 30, 2011
Six Months Ended
June 30, 2012
Six Months Ended
June 30, 2013
Six Months Ended
June 30, 2014
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
Six Months Ended
June 30, 2010
Six Months Ended
June 30, 2011
Six Months Ended
June 30, 2012
Six Months Ended
June 30, 2013
Six Months Ended
June 30, 2014
(1)
Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with
GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income and (iii) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP.  Please see slide 23 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.

APOLLO

$51,443
$33,914
$28,054
$13,830
$32,036
$18,045
$13,991

$1.47
$1.50
$1.44
$1.09
$0.80
$0.42
$0.37

$73,107
$48,677
$38,464
$21,771
$43,187
$23,784
$19,403

$1.50
$1.60
$1.60
$1.60
$0.80
$0.40
$0.40

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Historical Financial Overview
Operating Earnings ($000s)
(1)
Net Interest Income ($000s)
Dividends per Common Share
Operating Earnings per Share
(1)
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
2010 2011 2012 2013 YTD 2014
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
2010 2011 2012 2013 YTD 2014
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2010 2011 2012 2013 YTD 2014
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2010 2011 2012 2013 YTD 2014

(1)
Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income and (iii) the non-
cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP.  Please see slide 23 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q2 Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended June 30, 2014 of $18.0 million, or $0.42 per share of common stock, a
35.5% per share increase as compared to Operating Earnings of $11.7 million, or $0.31 per share of common stock for the quarter ended June 30, 2013
(1)
– Net interest income of $23.8 million for Q2 2014
– Total expenses of $4.4 million, comprised of management fees of $2.9 million, G&A of $1.1 million and equity-based compensation of $0.4 million
– GAAP net income available to common stockholders for the quarter ended June 30, 2014 of $22.1 million, or $0.51 per diluted share of common stock
Dividends
Declared a dividend of $0.40 per share of common stock for the quarter ending September 30, 2014
– 9.8% annualized dividend yield based on $16.41 closing price on July 28, 2014
Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock of
$0.5391 per share for stockholders of record on June 30, 2014
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for
(i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income and (iii) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP.   Please see slide 23 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q2 Highlights
Investment and Portfolio Activity
First Mortgage Loan – Portfolio of Luxury Destination Club Residences
$210.0 million fixed rate, five-year first mortgage loan secured by a portfolio of 229 single-family and condominium homes located across North and Central America, the Caribbean and England;
Simultaneously with closing, ARI syndicated $104 million of the first mortgage to other funds managed by affiliates of Apollo Global Management, LLC and retained a $106 million participation
Appraised Loan-to-Value (“LTV”) – 49%
Underwritten unlevered IRR
(1)
~ 8.2%; Underwritten levered IRR
(1)
~ 15%
Mezzanine Loan – Pre-development of London Condominium
$54.0 million (£32.1 million) fixed rate, nine-month mezzanine loan in connection with the purchase of an existing commercial building that is expected to be re-developed into 173,000 salable square feet of residential condominiums in Central London
Appraised LTV – 78%
Underwritten IRR
(1)
~ 12%
Commercial Mortgage Backed Securities (“CMBS”) Investment
$34.7 million of equity deployed to acquire legacy CMBS with an aggregate purchase price of $173.6 million and a weighted average life of 2.8 years;  Financed using $138.9 million of borrowings under the
Company’s master repurchase agreement with Deutsche Bank AG (the “Deutsche Bank Facility”)
Underwritten IRR
(1)
~ 17%
(1)       The IRR for the investments shown in this presentation reflect the returns underwritten by ACREFI Management, LLC, the Company’s external manager (the “Manager”), calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the master repurchase agreement with Wells Fargo Bank, N.A. (the “Wells Facility”) remains constant over the remaining term.  With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown above. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Investment and Portfolio Activity
Whole Loan – Resort Hotel in Aruba
$155.0 million, five-year floating-rate whole loan secured by the first mortgage and equity interests in an entity that owns a resort hotel in Aruba, consisting of 442 hotels rooms, 114 timeshare units, two casinos and approximately 131,500 square feet of retail space. In June, ARI syndicated a $90.0 million senior participation in the loan and retained a $65.0 million junior participation in the loan
Appraised LTV – 60%
Underwritten IRR
(1)
~ 14%
First Mortgage Loan – Hotel in Philadelphia, PA
$34.0 million, five-year floating-rate first mortgage loan for the acquisition of a newly renovated 301-key hotel located in downtown Philadelphia
Underwritten Loan-to-Cost – 58%
Underwritten levered IRR
(1)
~ 13%
First Mortgage Loan – Condominium Development, Bethesda, MD
$65.1 million ($20.0 million of which was funded at closing), 36-month floating-rate first mortgage loan for the development of a 40-unit luxury residential condominium in downtown Bethesda, Maryland
Projected Appraised Loan-to-Net-Sellout (on a fully funded basis) – 67%
Underwritten IRR
(1)
~ 14%
ARI – Q2 Highlights
(1)      The IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining term.  With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown above. See “Item 1A—Risk
Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q2 Highlights
Investment and Portfolio Activity
Mezzanine Loan – New York City Hotel
$28.3 million, six-month fixed-rate mezzanine loan secured by the equity interest in a 795-key full-service hotel and 226,000 square foot office and retail condominium in the Times Square neighborhood of New York City
Appraised LTV – 67%
Underwritten IRR
(1)
~ 8%
Mezzanine Loan – National Healthcare Portfolio
$50.0 million, five-year floating-rate mezzanine loan secured by the equity interest in a portfolio of 167 wholly owned skilled nursing facilities located across 19 states.  The mezzanine loan was issued in connection with the refinancing of the portfolio and paid off the existing $47.0 million mezzanine loan ARI acquired in
2013
Appraised LTV – 62%
Underwritten IRR
(1)
~ 12%
(1)      The IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining term.  With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown above. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Capital Markets Activity
Common Stock Offering
$158.4 net proceeds raised from the underwritten public offering of 9,706,000 shares of common stock
Amendment of Credit Facilities
Expanded borrowing capacity of JPMorgan Facility to $175.0 million and Deutsche Bank Facility to $200.0 million
Portfolio Summary
Total investments with an amortized cost of $1.3 billion
(1)
at June 30, 2014
Current weighted average underwritten IRR of approximately 13.6% and levered weighted average underwritten IRR of approximately 13.9% at June 30, 2014
(2)
Book Value Per Share
GAAP book value of $16.30 per share as of June 30, 2014
Fair value of $16.51 per share as of June 30, 2014
(3)
ARI – Q2 Highlights
(1)
Subordinate loans are net of a participation sold during June 2014.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At June 30, 2014, ARI had one such participation sold with a carrying amount of $89,182.
(2)
The underwritten IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining term.  With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown above. See “Item 1A—Risk Factors—
The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.  In addition, substantially all of the Company’s borrowings under the Company’s master repurchase agreement with JP Morgan Chase Bank, N.A. (the “ JPMorgan Facility”) were repaid.  The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally dependent upon the Company re-borrowing
approximately $28,302 under the JPMorgan Facility or any replacement facility.   Without such re-borrowing, the levered weighted average underwritten IRRs would be the current weighted average underwritten IRR.
(3)
The Company carries loans at amortized cost and its CMBS are marked to market.  Management has estimated that the fair value of the Company’s net assets at June 30, 2014 was approximately $9.8 million greater than the carrying value as of the same date, assuming debt is valued at is par settlement amount.  This difference represents a premium of $0.21 per share over the Company's book value as of June 30, 2014.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Subsequent Events
Investment and Portfolio Activity
Mezzanine Loan – New York City Hotel
$20.0 million, five-year floating-rate mezzanine loan secured by the equity interest in a 280-key hotel in the NoMad neighborhood of New York City
Appraised LTV – 61%
Underwritten IRR
(1)
~ 12%
First Mortgage Loan – Multifamily Building in Brooklyn, New York
$34.5 million ($30.0 million of which was funded at closing), five-year floating-rate first mortgage loan secured by a newly constructed, Class-A, 63-unit multifamily property located in Brooklyn, New York, which also includes approximately 7,300 square feet of retail space and 31 parking spaces
Appraised LTV (based upon initial funding) – 63%
Underwritten levered IRR
(1)
~ 12%
(1)
The underwritten IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the
Wells Facility remains constant over the remaining term.  With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings  for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment)
equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown above.  See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Asset Type
($000s)
Amortized
Cost Borrowings
Equity
at Cost
(1)
Remaining
Weighted
Average Life
(years )
(2)
Current
Weighted
Average
Underwritten
IRR
(3)(4)
Levered
Weighted
Average
Underwritten
IRR
(3)(4)(5)
First Mortgage Loans 3.0 15.0% 16.4%
Subordinate Loans
(6)
659,045 - 659,045 3.5 12.8 12.8
CMBS 339,724 299,526 70,325 2.8 15.4 15.5
Investments at June 30, 2014 3.2 Years 13.6% 13.9%
197,112
926,482
$
$
446,224
146,698
$
$
1,342,579
343,810
$
$
As of  June 30, 2014.
(1)
Includes $30.1 million of restricted cash related to the UBS Facility.
(2)
Remaining Weighted Average Life assumes all extension options are exercised.
(3)
Borrowings under the JPMorgan Facility bear interest at LIBOR plus 250 basis points, or 2.7% at June 30, 2014. The IRR calculation further assumes the JPMorgan Facility or any replacement facility will remain available over the life of these investments.
(4)
The underwritten IRR for the investments shown in this table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the Wells Facility remains constant over the remaining term.  With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk
Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time
(5)
The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally dependent upon the Company re-borrowing approximately $28,302 in total under the JPMorgan Facility or any
replacement facility with similar terms.   Without such re-borrowing, the levered weighted average underwritten IRRs will be as indicated in the current weighted average underwritten IRR column above.
(6)
Subordinate loans are net of a participation sold during June 2014.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At June 30, 2014, ARI had one such participation sold with a carrying amount of $89,182.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Diversified Investment Portfolio with Amortized Cost Basis of $1.3 billion
Net Invested Equity at Amortized Cost Basis Gross Assets at Amortized Cost Basis
(1)
(1) Subordinate loans are net of a participation sold during June 2014.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At June 30, 2014, ARI had one such participation sold with a carrying amount of $89,182.
CMBS
8%
First Mortgages
21%
Subordinate Loans
71%
CMBS
25%
First Mortgages
26%
Subordinate Loans
49%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Diversification
The portfolio is diversified by property type and geographic location
Geographic Diversification by Net Equity
Property Type by Net Equity
(1) Other category includes the subordinate financing on a ski resort
Securities
8%
Residential
46%
Hotel
21%
Office
9%
Healthcare
5%
Mixed
Use/Other(1)
7%
Industrial
4%
New York City
28%
Northeast
(excluding NYC)
4%
Securities
8%
Southeast
11%
Mid- Atlantic
7%
Midwest
8%
West
13%
Southwest
4%
International
17%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio - Maturity and Type
Fully Extended Loan Maturity Schedule ($000s)
(1)(2)(3)
(1) Based upon Face Amount of Loans; Does not include CMBS.
(2) Maturities reflect the fully funded amounts of the loans.
(3) Subordinate loans are net of a participation sold during June 2014.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At June 30, 2014, ARI had one such participation sold with a carrying amount of $89,182.
Loan Position and Rate Type
(1)(3)
52% Floating Rate/48% Fixed Rate
Senior Loan Fixed
19%
Subordinate Loan
Fixed
29%
Subordinate Loan
Floating
36%
Senior Loan
Floating
16%
$72.3
$151.5
$110.6
$265.1
$182.9
$255.0
$8.8
$-
$30.3
$32.0
$0
$40
$80
$120
$160
$200
$240
$280
$320
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)
Subordinate Financings
First Mortgage Loans
Description ($ in thousands) Location
Balance at
June 30, 2014 Starting LTV Ending LTV
Subordinate - Condo Development New York 71,399 $              32% 46%
Subordinate - Resort Hotel
(4)
Aruba 65,000 $              35% 60%
Subordinate - Condo Development (5)
London 54,926 $              45% 78%
Subordinate - Healthcare Portfolio Various 50,000 $              57% 62%
Subordinate - Hotel Portfolio Various 47,717 $              51% 58%
Subordinate - Office Portfolio Florida 44,910 $              72% 81%
Subordinate - Multifamily Conversion New York 44,000 $              51% 78%
Subordinate - Ski Resort California 40,000 $              31% 50%
Subordinate - Condo Conversion
(1) New York 35,000 $              29% 52%
Subordinate - Industrial Portfolio Various 32,000 $              66% 74%
Subordinate - Condo Conversion
(2) New York 29,451 $              30% 55%
Subordinate - Hotel New York 28,250 $              59% 67%
Subordinate - Hotel Portfolio Minnesota 24,628 $              56% 68%
Subordinate - Mixed Use Pennsylvania 22,500 $              54% 69%
Subordinate - Multifamily/Condo/Hotel
(6)
Various 18,134 $              80% 90%
Subordinate - Multifamily New York 14,608 $              35% 47%
Subordinate - Office New York 14,000 $              61% 70%
Subordinate - Office Missouri 9,781 $                60% 70%
Subordinate - Office Michigan 8,839 $                42% 53%
Subordinate - Mixed Use North Carolina 6,525 $                63% 76%
Total/Weighted Average 661,668 $           64%
Description ($ in thousands) Location
Balance at
June 30, 2014 Starting LTV Ending LTV
First Mortgage - Destination Homes Various 106,000 $           0% 49%
First Mortgage - Condo Conversion
New York 45,000 $              0% 29%
First Mortgage - Hotel Pennsylvania 34,000 $              0% 65%
First Mortgage - Condo Conversion
New York 33,504 $              0% 30%
First Mortgage - Hotel New York  31,179 $              0% 41%
First Mortgage - Office New York 27,032 $              0% 35%
First Mortgage - Condo Development (3)
Maryland 25,000 $              0% 65%
First Mortgage - Hotel Maryland 24,770 $              0% 62%
First Mortgage - Condo Development Maryland 20,000 $              0% 67%
Total/Weighted Average 346,485 $           48%
0% 10% 20% 30% 40% 50% 60% 70% 80%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
(1)
(2)
(1)
Both loans are for the same property.
(2)
Both loans are for the same property.  The mezzanine loan ending LTV is based upon the committed amount of $29.4 million.
(3)
LTV is based upon the committed amount of $80 million.
(4)
This loan is net of a participation sold.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At June 30, 2014, this participation sold had a carrying amount of $89,182.
(5)
Based upon £32.1 face amount converted to USD based upon the conversion rate on 6/30/2014.
(6)
Ending LTV is based upon the committed amount of $19.5 million.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – CMBS Portfolio
Face Amortized Cost
Remaining Weighted
Average Life with
Extensions (years)
Estimated
Fair Value Debt
Net Equity
at Cost (1)
CMBS – Total $343,596 $339,724 2.8 Years $348,005 $299,526 $70,325
CMBS
CUSIP Description
07388YAB8 BSCMS 07-PW16 A2
61754KAC9 MSC 07-IQ14 A2
92978YAB6 WBCMT 07-C32 A2
61751NAD4 MSC 2007-HQ11 A31
92978TAB7 WBCMT 2007-C31 A2
92978PAJ8 WBCMT 2006-C29 AJ
07388QAH2 BSCMS 2007-PW17 AJ
07401DAH4 BSCMS 2007PW18 AJ
46625YVZ3 JPMCC 2005-CB13 AJ
CMBS
CUSIP Description
59025KAG7 MLMT 2007-C1 AM
22546BAH3 CSMC 2007-C5 AM
36159XAH3 GECMC 2007-C1 AM
46627QBC1 JMPCC 2006-CB15 AM
46631BAJ4 JPMCC 2007-LD11 AM
14986DAJ9 CD 2006-CD3 AJ
17311QBN9 CGCMT 2007-C6 AJ
17313KAK7 CGCMT 2008-C7 AJ
20047QAH8 COMM 2006-C7 AJ
(1) Includes $30.1 million of restricted cash related to the UBS Facility.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Portfolio Metrics – Quarterly Migration Summary
Portfolio Metrics ($ in thousands)
Q2 2014 Q1 2014 Q4 2013 Q3 2013 Q2 2013
(Investment balances represent amortized cost)
First Mortgage Loans 343,810 $         185,516 $         161,099 $         160,893 $         143,492 $
Subordinate Loans
(1)
659,045 484,979 497,484 394,554 354,865
CMBS 339,724 173,174 190,178 218,019 165,553
CMBS - Hilton - - - 69,587 69,521
Total Investments 1,342,579 $      843,669 $         848,761 $         843,053 $         733,431 $
(Investment balances represent net equity, at cost)
First Mortgage Loans 197,112 $         185,513 $         140,716 $         160,890 $         143,489 $
Subordinate Loans
(1)
659,045 484,979 497,484 394,554 354,865
CMBS 70,325
(4)
36,310
(4)
38,655
(4)
36,760
(5)
21,353
CMBS - Hilton - - - 23,049 22,412
Net Equity in Investments at Cost 926,482 $         706,802 $         676,855 $         615,253 $         542,119 $
Levered Weighted Average Underwritten IRR
(2)
13.9%
(6)
14.1%
(6)
14.1%
(6)
13.9%
(6)
14.2%
(6)
Weighted Average Duration 3.2 Years 3.2 Years 3.3 Years 3.0 Years 3.0 Years
Loan Portfolio Weighted Average Ending LTV
(3)
58.0% 58.0% 58.0% 55.0% 56.0%
Borrowings Under Repurchase Agreements 446,224 $         166,994 $         202,033 $         227,167 $         191,312 $
Convertible Senior Notes 139,362 $         139,163 $         - $                - $                - $
Debt-to-Common Equity 0.9x 0.5x 0.4x 0.5x 0.4x
(1)
Subordinate loans are net of a participation sold during June 2014.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At June 30, 2014, ARI had one such participation sold with a carrying amount of $89,182.
(2)
The underwritten  IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings under the
Wells Facility remains constant over the remaining term.  With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time
(3)
Does not include CMBS.
(4)
Includes $30.1 million of restricted cash related to the UBS Facility.
(5)
Includes $15.8 million of restricted cash related to the UBS Facility and $16.4 million of future borrowings related to unsettled trades
(6)
Represents an underwritten levered weighted average IRR.  The Company's ability to achieve the underwritten levered weighted average IRR additionally depends upon the Company re-borrowing approximately $28,302 under the JPMorgan Facility or any replacement facility with similar terms with regard to
its portfolio of first mortgage loans.   Without such re-borrowing, the levered weighted average underwritten IRR will be lower than the amount shown above, as indicated in the current weighted average underwritten IRR column on page 12.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI had total borrowings outstanding of $446 million at June 30, 2014:
ARI’s borrowings had the following remaining maturities at June 30, 2014:
Financing Overview
Facility ($000s) Debt Balance
Weighted Average
Remaining
Maturity
(1)
Cost of Funds
Wells Facility 0.7 1.0%
UBS Facility 133,899 4.2 2.8%
JPMorgan Facility 146,698 0.6 2.7%
Deutsche Bank Facility 138,853 3.8 3.8%
Total Borrowings at June 30, 2014 2.7 Years 2.9%
Facility ($000s)
Less than 1
year 1 to 3 years 3 to 5 years Total
Wells Facility
UBS Facility
(1)
JPMorgan Facility
Deutsche Bank Facility
Total Borrowings at June 30, 2014
(1) Assumes extension options on the UBS Facility are exercised.
$          173,472 $           145,836
$        126,916 $            446,224
-
146,698
-
$            26,774
90,790
-
55,046
$                      -
48,063
-
78,853
$                       -
138,853
146,698
133,899
$              26,774
$          446,224
$          26,774

20 COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”) Financials

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Balance Sheets (Unaudited)
(in thousands—except share and per share data)
June 30, 2014 December 31, 2013
Assets:
Cash 63,335 $                  20,096 $
Restricted cash 30,127 30,127
Securities available-for-sale, at estimated fair value 23,281 33,362
Securities, at estimated fair value 324,724 158,086
Commercial mortgage loans, held for investment 343,810 161,099
Subordinate loans, held for investment 748,227 497,484
Interest receivable 15,183 6,022
Deferred financing costs, net 5,088 628
Other assets 975 600
Total Assets 1,554,750 $              907,504 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 446,224 $                 202,033 $
Convertible senior notes, net 139,362 -
Participations sold 89,182 -
Derivative instrument 1,093 -
Accounts payable and accrued expenses 5,260 2,660
Payable to related party 2,966 2,628
Dividends payable 20,665 17,227
Total Liabilities 704,752 224,548
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized and 3,450,000 shares issued and outstanding in 2013 and 2012 35 35
Common stock, $0.01 par value, 450,000,000 shares authorized 46,848,675 and 36,888,467 shares issued and outstanding in 2014 and 2013, respectively 468 369
Additional paid-in-capital 860,421 697,610
Retained earnings (accumulated deficit) (10,132) (14,188)
Accumulated other comprehensive loss (794) (870)
Total Stockholders' Equity 849,998 682,956
Total Liabilities and Stockholders' Equity 1,554,750 $              907,504 $

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Statement of Operations (Unaudited)
June 30, 2014 June 30, 2013 June 30, 2014 June 30, 2013
Net interest income:
Interest income from securities 4,366 $               3,014 $               6,785 $              6,101 $
Interest income from commercial mortgage loans 6,438 3,676 10,449 7,268
Interest income from subordinate loans 18,238 11,498 32,968 22,953
Interest income from repurchase agreements - - - 2
Interest expense (5,258) (955) (7,015) (2,024)
Net interest income 23,784 17,233 43,187 34,300
Operating expenses:
General and administrative expenses (includes $362 and $788 of equity-based compensation in 2014 and $428 and $1,311 in 2013, respectively) (1,479) (1,437) (2,921) (3,333)
Management fees to related party (2,966) (2,600) (5,531) (4,759)
Total operating expenses (4,445) (4,037) (8,452) (8,092)
Interest income from cash balances 4 16 4 16
Unrealized gain/(loss) on securities 4,749 (1,421) 6,934 (2,500)
Foreign currency gain 959 - 959 -
Loss on derivative instruments (includes $1,093 and $1,093 of unrealized losses in 2014 and $57 and $130 of unrealized gains in
2013, respectively) (1,093) (2) (1,093) (3)
Net income 23,958 $          11,789 $          41,539 $          23,721 $
Preferred dividends (1,860) (1,860) (3,720) (3,720)
Net income available to common stockholders 22,098 $          9,929 $            37,819 $          20,001 $
Basic and diluted net income per share of common stock    0.51 $                0.27 $                0.94 $                0.59 $
Basic weighted average shares of common stock outstanding 42,888,747 36,880,410 40,021,722 33,511,889
Diluted weighted average shares of common stock outstanding 43,099,354 37,373,885 40,236,109 33,946,329
Dividend declared per share of common stock 0.40 $                0.40 $                0.80 $                0.80 $
Three months ended Six months ended

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Reconciliation of Operating Earnings to Net Income
June 30, 2014
Earnings Per Share
(Diluted) June 30, 2013
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders $22,098 $0.51 $9,929 $0.27
Adjustments:
Unrealized (gain)/loss on securities (4,749) (0.11) 1,421 0.03
Unrealized (gain)/loss on derivative instruments 1,093 0.03 (57)
-
Foreign currency gain (959) (0.02)
Equity-based compensation expense 362 0.01 428 0.01
Amortization of convertible notes related to equity reclassification 200
-
-
-
Total adjustments: (4,053) (0.09) 1,792 0.04
Operating Earnings $18,045 $0.42 $11,721 $0.31
Basic weighted average shares of common stock outstanding 42,888,747 36,880,410
Diluted weighted average shares of common stock outstanding 43,099,354 37,373,885
Three Months Ended
June 30, 2014
Earnings Per Share
(Diluted) June 30, 2013
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders $37,819 $0.94 $20,001 $0.59
Adjustments:
Unrealized (gain)/loss on securities (6,934) (0.17) 2,500 0.07
Unrealized (gain)/loss on derivative instruments 1,093 0.03 (130)
-
Foreign currency gain (959) (0.02)
- -
Equity-based compensation expense 788 0.02 1,311 0.04
Amortization of convertible notes related to equity reclassification 229
-
-
-
Total adjustments: (5,783) (0.14) 3,681 0.11
Operating Earnings $32,036 $0.80 $23,682 $0.70
Basic weighted average shares of common stock outstanding 40,021,722 33,511,889
Diluted weighted average shares of common stock outstanding 40,236,109 33,946,329
Six Months Ended

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Financial Metrics – Quarterly Migration Summary
Financial Metrics
($ in thousands, except per share data)
Q2 2014 Q1 2014 Q4 2013 Q3 2013 Q2 2013
Net Interest Income 23,784 $          19,403 $          20,021 $          18,786 $          17,233 $
Management Fee 2,966 2,565 2,627 2,625 2,600
General and Administrative Costs 1,117 1,016 1,046 1,009 1,009
Non-Cash Stock Based Compensation 362 426 1,392 784 428
Net Income Available to Common Stockholders 22,098 $          15,720 $          14,004 $          11,041 $          9,929 $
GAAP Diluted EPS 0.51 $               0.42 $               0.37 $               0.29 $              0.27 $
Operating Earnings
(1)
18,045 $          13,991 $          14,488 $          13,272 $          11,721 $
Operating EPS
(1)
0.42 $               0.37 $               0.39 $               0.35 $              0.31 $
Distributions Declared to Common Stockholders 0.40 $               0.40 $               0.40 $               0.40 $              0.40 $
GAAP Book Value per Share of Common Stock 16.30 $            16.21 $            16.18 $            16.18 $           16.26 $
Total Stockholders' Equity 849,998 $         687,912 $         682,956 $         682,887 $        685,994 $
Diluted weighted average shares of common stock outstanding
43,099,354 37,341,050 37,390,369 37,379,469 37,373,885
Return on Common Equity Based on Operating Earnings (2)
10.6% 9.4% 9.7% 8.9% 7.8%
(1)
Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with
GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income and (iii) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP.  Please see slide 23 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2)
Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders’ equity for the period.